UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed  by  the  Registrant  [X]
Filed  by  a  Party  other  than  the  Registrant  [  ]

Check  the  appropriate  box:
[ ]  Preliminary  Proxy  Statement
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (as permitted by Rule 14a-6 (e)(2))
[X]  Definitive  Proxy  Statement
[X]  Definitive  Additional  Materials
[ ]  Soliciting  Material  Pursuant  to  S240.14a-11(C)  or  S240.14a-12

                            APACHE MOTOR CORPORATION
                            ------------------------
                (Name of Registrant as Specified in its Charter)

                                       N/A
                                       ---
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment  of  Filing  Fee  (Check  the  appropriate  box):
[X]  No  fee  required.
[ ]  Fee  computed  on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)   Title  of  each  class  of  securities  to  which  transaction  applies:

2)   Aggregate  number  of  securities  to  which  transaction  applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)   Proposed  maximum  aggregate  value  of  transaction:

5)   Total  fee  paid:

[ ]  Fee  paid  previously  with  preliminary  materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0- 11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)   Amount  Previously  Paid:

2)   Form,  Schedule  or  Registration  Statement  No.:

3)   Filing  Party:

4)   Date  Filed:





                                      PROXY
                                      -----

FOR THE ANNUAL GENERAL MEETING OF THE SHAREHOLDERS OF APACHE MOTOR CORPORATION TO BE HELD IN VANCOUVER B.C., CANADA ON SEPTEMBER 8TH 2003

TYPE  OF  MEETING: Annual General Meeting
NAME OF COMPANY: Apache Motor Corporation
RECORD  DATE:  July  11th,  2003
MEETING DATE AND TIME: Sept. 8th, 2003,  10AM
MEETING LOCATION: Suite 888 - 888 Dunsmuir Street, Vancouver, British Columbia, Canada V6C 3K4.

THIS PROXY IS SOLICITED ON BEHALF OF THE MANAGEMENT OF THE COMPANY I, the undersigned shareholder of the Company, am the registered owner of _________________(number) common shares in the capital of the Company and I appoint Christine Cerisse, on behalf of the Company, OR in place of the foregoing, __________________________________ (you may fill in the name of another person you wish to act for you: see note 1 at the end of this proxy and please print the person's name) as PROXY HOLDER for and on behalf of the shareholder with the power of substitution to attend, act and vote for on behalf of the shareholder in respect of all matters that may properly come before the meeting of shareholders of the Company and at every adjournment thereof, to the same extent and with the same powers as if the undersigned shareholder were present at the said meeting, or any adjournment thereof.

Without limiting the general powers conferred by this proxy, I direct my PROXY to vote as follows:

1. APPROVAL OF THE ACTS OF DIRECTORS OF THE COMPANY. An ordinary resolution that the actions, deeds and conduct of the directors of the Company on behalf of the Company since the date of the last annual general meeting of the Company are hereby ratified and confirmed.

VOTE  FOR  [  ___  ]        VOTE  AGAINST  [  ___  ]

2. APPROVAL OF THE APPOINTMENT OF AUDITORS FOR THE COMPANY. An ordinary resolution that Pannell Kerr Forster, an international association of accounting firms, are hereby appointed auditors of the Company until the next annual general meeting of the Company, or until a successor is appointed, at a remuneration to be fixed by the directors of the Company, and that the directors of the Company are hereby authorized to fix the auditors' remuneration.

VOTE  FOR  [  ___  ]     VOTE  AGAINST  [  ___  ]

3. APPROVAL OF THE ELECTION OF DIRECTORS FOR THE COMPANY. An ordinary resolution to elect the directors of the Company to hold office until the next annual general meeting of the Company or until their successors are elected or appointed, subject to the provisions of the Company's articles.

I AUTHORIZE MY PROXY TO ACT FOR ME AND TO VOTE AS HE OR SHE SEES FIT ON ANY MATTER WHICH MAY PROPERLY COME BEFORE THE MEETING. THE UNDERSIGNED SHAREHOLDER HEREBY REVOKES ANY PROXY PREVIOUSLY GIVEN TO ATTEND AND VOTE AT THIS MEETING.

Date:      ________       Signature:    _____________________     Name:
_____________________
(Proxies  must  be  dated)
(Please  print)
Number  of  shares  held   _________
Address:
____________________________________________________________________
The proxy holder may at his discretion vote upon any amendment or variation of the above matters or any other matters that may properly be brought before the meeting or any adjournment thereof. The shareholder may revoke this discretion by placing his or her initials in the space provided immediately below:
Voting discretion denied: _____Please see 'NOTES TO SHAREHOLDER COMPLETING THIS PROXY FORM'

                 NOTES TO SHAREHOLDER COMPLETING THIS PROXY FORM
                 -----------------------------------------------

1. IF YOU (THE SHAREHOLDER) WISH TO ATTEND THE MEETING TO VOTE ON THE MATTERS IN PERSON, please register your attendance with the company's scrutineers at the meeting.

     IF YOU (THE SHAREHOLDER) HAVE YOUR SECURITIES HELD BY YOUR FINANCIAL INSTITUTION AND WISH TO ATTEND THE MEETING TO VOTE ON THE RESOLUTIONS IN PERSON, please cross off the management appointee, insert the shareholder's name in the blank space provided, do not indicate a voting choice by any resolution, sign and date the proxy form and return the proxy form. At the meeting a vote will be taken on each of the resolutions as set out on this proxy form and the shareholder's vote will be counted at that time.

2. IF THE SHAREHOLDER CANNOT ATTEND THE MEETING BUT WISHES TO vote on the resolutions, the shareholder can APPOINT ANOTHER PERSON, who need not be a shareholder of the company, to vote according to the shareholder's instructions. To appoint someone other than the person named, you must cross off the management appointee name or names and insert your appointed proxyholder's name in the space provided ON THE PROXY, sign and date the proxy form and return the proxy form. WHERE THE SHAREHOLDER SPECIFIES NO CHOICE ON A RESOLUTION, THIS PROXY FORM CONFERS DISCRETIONARY AUTHORITY UPON THE SHAREHOLDER'S APPOINTED PROXYHOLDER.

3. IF THE SHAREHOLDER CANNOT ATTEND THE MEETING BUT WISHES TO vote on the resolutions and to APPOINT ONE OF THE MANAGEMENT APPOINTEES named, please leave the wording appointing a nominee as shown, sign and date the proxy and return the proxy form. WHERE NO CHOICE IS SPECIFIED BY A SHAREHOLDER ON A RESOLUTION SHOWN ON THE PROXY FORM, THIS PROXY FORM CONFERS DISCRETIONARY AUTHORITY UPON THE NOMINEE OF MANAGEMENT ACTING AS PROXYHOLDER.

4. The securities represented by this proxy form will be voted or withheld from voting in accordance with the instructions of the shareholder on any ballot of a resolution that may be called for and, if the shareholder specifies a choice with respect to any matter to be acted upon, the securities will be voted accordingly. WITH RESPECT TO ANY AMENDMENTS OR VARIATIONS IN ANY OF THE RESOLUTIONS SHOWN ON THE PROXY FORM, OR MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING, THE SECURITIES WILL BE VOTED BY THE NOMINEE APPOINTED AS THE NOMINEE IN ITS SOLE DISCRETION SEES FIT.

5. If the shareholder votes on the resolutions and returns the proxy form, the shareholder may still attend the meeting and vote in person should the shareholder later decide to do so. To attend the meeting the shareholder must revoke the proxy form by sending a new proxy form with the revised instructions.

6.   You  or  your attorney authorized in writing must date and sign this proxy.

7. If you are a corporation you must execute this proxy under seal or by an officer or attorney authorized in writing.

8.   This  proxy  is  valid  for  one  year  from  its  date.


THE PROXY FORM IS NOT VALID UNLESS IT IS SIGNED AND DATED. IF SOMEONE OTHER THAN THE SHAREHOLDER OF THE COMPANY SIGNS THIS PROXY ON BEHALF OF THE NAMED SHAREHOLDER, DOCUMENTATION ACCEPTABLE TO THE CHAIRMAN OF THE MEETING MUST BE DEPOSITED WITH THIS PROXY FORM, AUTHORIZING THE SIGNING PERSON TO DO SUCH. TO BE REPRESENTED AT THE MEETING, THIS PROXY FORM MUST BE RECEIVED AT THE OFFICES OF APACHE MOTOR CORPORATION, BY MAIL OR BY FAX AT 604 688 7846 NO LATER THAN 48 HOURS PRIOR TO THE TIME OF THE MEETING.



                        NOTICE OF ANNUAL GENERAL MEETING
                        --------------------------------

NOTICE IS HEREBY GIVEN THAT THE ANNUAL GENERAL MEETING OF THE SHAREHOLDERS OF APACHE MOTOR CORPORATION (THE "COMPANY") WILL BE HELD AT THE OFFICES OF THE COMPANY, SUITE 800, 888 DUNSMUIR STREET, VANCOUVER, BRITISH COLUMBIA, CANADA, V6C 3K4 ON THE 8TH DAY OF SEPTEMBER, 2003 AT THE HOUR OF 10:00AM (PACIFIC STANDARD TIME) FOR THE FOLLOWING PURPOSES:

1.   Annual  General  Meeting
     ------------------------
     To  hold  AGM  in  compliance  with  Nevada State Company Act requirements.

2.   Financial  Statements  of  the  Company
     ---------------------------------------
     To receive and consider the audited financial statements of the Company for the years ending February the 28th, 2003 and to discuss and finalize and to then file the amended 10K for the year ending February the 28th 2003;

3.   Report  of  the  Directors  to  the  Company
     --------------------------------------------
     To receive and consider the directors' report to shareholders of the company;

4.   Approval  of  the  Election  of  Directors  for  the  Company
     -------------------------------------------------------------
     To  elect  directors  for  the  ensuing  year.

5.   Approval  of  the  Appointment  of  Auditors  for  the  Company
     ---------------------------------------------------------------
     To appoint the auditors for the Company for the ensuing year and to authorize the directors to fix the remuneration to be paid to the auditors;

6.   Discuss  a  Potential Corporate Reorganization and Business Direction
     ---------------------------------------------------------------------
     To authorize the directors to review the business direction of the Company and to enter such business agreements and reorganizations as the board sees fit or as specifically directed at this annual meeting.

7.   Other  Business
     ---------------
     To  transact  such  other business as may properly come before the meeting.

          DATED AT VANCOUVER, BRITISH COLUMBIA, CANADA JULY 25TH, 2003.


                       BY ORDER OF THE BOARD OF DIRECTORS
                       ----------------------------------
                           OF APACHE MOTOR CORPORATION
                           ---------------------------


Per:


     "DAVID  BOURNE"


     DAVID  BOURNE
     -------------
     PRESIDENT